Exhibit 10.1

                            FIRST AMENDMENT TO LEASE

STATE OF TEXAS

COUNTY OF HARRIS

        This First Amendment to Lease ("Amendment') is made and entered into as of 9/16 , 1997 by and between 319 Century Plaza Associates, Ltd. ("Landlord") and Industrial Data

Systems, Inc. ("Tenant").

                                    RECITALS

A. WHEREAS, Landlord and Tenant entered into a Lease Agreement dated August 18th, 1997 (the "Lease") for certain Premises known as 15031 Woodham Drive, Suite #390, Houston, Texas 77073 consisting of approximately 8,137 square feet of leaseable area and;

B. WHEREAS, Landlord and Tenant desire to modify the Lease so as to modify certain terms and provisions outlined in the original Lease, to allow for the increase of square footage of the Premises that Tenant will occupy under the terms and conditions of the original Lease and this First Amendment to Lease; and;

C. WHEREAS, Landlord and Tenant hereby agree that no other document has been executed or exchanged between the parties hereto other than the original Lease Agreement specified above and that there are no side letters or any oral agreements between the parties and:

D. WHEREAS, Landlord and Tenant agree that all defined terms used in this Amendment shall have the same meaning assigned to them in the original Lease, unless the context herein expressly provides otherwise.

        NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                   AGREEMENTS

1. Effective immediately upon full execution of this First Amendment, Landlord and Tenant mutually agree to expand the "Leased Premises" by 4,174 square feet of leaseable area ("Expansion Premises") making a total leaseable area of 12,311 square feet (See Attached Exhibit "A" Site Plan and Expansion Premises).

2. Landlord and Tenant agree that the monthly base rental scheduled in the original Lease shall be modified and scheduled as follows:

           October 15, 1997 - October 31, 1997:              $2,719.25
           November 1, 1997 - April 30, 1998:                $4,958.65 per month
           May 1, 1998 - October 31, 1999:                   $5,970.84 per month
           November 1, 1999 - October 31, 200 1:             $6,040.17 per month
           November 1, 2001 - October 31,2002:               $6524.83 per month

3. Landlord and Tenant mutually agree to change the commencement date to October 15, 1997 and the expiration date to October 31, 2002.

4. Taxes, common area maintenance, and insurance charges as specified in the Lease under Section 4, Section 7, and Section 13, shall be modified to allow that Tenant's proportionate share of these costs shall be equal to 7.19% of the expenses as defined in these paragraphs of the Lease. All other defining terms and calculations of assessments and charges pursuant to these paragraphs shall remain as specified in the original Lease with the exception of the provisions relating to this modification and Tenant's proportionate share.

5. Except as otherwise stated herein, all other terms and conditions of the original Lease agreement dated August 18th, 1997 shall remain in full force and effect and shall apply to the expansion premises located at 15031 Woodharn Drive, Suite #360 Houston, Texas 77073.

6. This Amendment shall be binding upon and inure to the benefit of landlord and Tenant and their successors and assigns; however, this provision shall not permit any additional transfer or assignment of the Lease by Tenant which is otherwise limited by the terms of the Lease and this Amendment required by Landlord's consent.

        IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease as of this 16TH day of SEPTEMBER, 1997.

  Exhibit List:

         Exhibit "A" - Site Plan and Expansion Premises

TENANT:                                            LANDLORD:

INDUSTRIAL DATA SYSTMES, INC.                  319 CENTURY PLAZA ASSOCIATES LTD.


BY: /s/ WILLIAM COSKEY                             BY: /s/ JOHN W. COSTELLO

NAME: WILLIAM COSKEY                               BY: JOHN W. COSTELLO

TITLE:   PRESIDENT                                 TITLE:  GENERAL PARTNER
DATE: 9/16/97                                       DATE:  9/16/97